UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2005
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 18, 2005, Robert D. Crowley provided notice to the board of directors of Blair Corporation (the “Company”) of his resignation as Senior Vice President (Menswear, Home and Marketing Services) and director of the Company, effective October 28, 2005.
     On October 18, 2005, Steven M. Blair provided notice to the board of directors of the Company of his retirement as Vice President (Customer Services) and director of the Company, effective January 20, 2006.
     A copy of the press release announcing, among other things, the resignation of Mr. Crowley and the retirement of Mr. Blair is filed with this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     A copy of the press release announcing the declaration and payment of the Company’s regular quarterly dividend is filed with this report as Exhibit 99.2 and is incorporated herein by reference.
     (a) Financial statements of businesses acquired.
     Not applicable.
     (b) Pro forma financial information.
     Not applicable.
     (c) Exhibits.
     Exhibit 99.1 key leadership appointments press release dated October 19, 2005.
     Exhibit 99.2 quarterly dividend press release dated October 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	BLAIR CORPORATION
	By:	/s/ JOHN E. ZAWACKI
John E. Zawacki
President and Chief Executive Officer

	By:	/s/ DANIEL R. BLAIR
Daniel R. Blair
Corporate Secretary